Exhibit 10.6

Amended and Restated Business Operation Agreement

This Amended and Restated Business Operation Agreement (hereinafter referred to as “this Agreement”), superseding all prior business operation agreements, is entered into by and among the following parties (hereinafter referred to as the “Parties”) on November 4, 2015 in Beijing, China:

Beijing RYB Technology Development Co., Ltd. (hereinafter referred to as “Party A”)

Address: Suite 268, No.1 Building, No.8 Hangfeng road, Science City, Fengtai district, Beijing, China

Beijing RYB Children Education Technology Development Co., Ltd. (hereinafter referred to as “Party B”)

Address: F1-1, 4/F., No.29 building, Zone 1, fangguyuan, Fangzhuang, Fengtai District, Beijing, China

And

(the names are listed in Schedule 2, hereinafter collectively referred to as “Party C”)

WHEREAS:

1.              Party A is a wholly foreign-owned enterprise duly incorporated and validly existing in China;

2.              Party B is a company with limited liability registered and incorporated in China.

3.              Party A and Party B have established business relations by entering into the Exclusive Consultation and Service Agreement, under which Party B shall make payments to Party A. Hence, Party B’s regular business activities will materially affect its ability to make corresponding payments to Party A;

4.              Party C is a shareholder of Party B (hereinafter referred to as “Shareholder”);

NOW, THEREFORE, the Parties hereto, through friendly consultation, on the principle of equality and mutual benefits, hereby agree as follows and intend to be bound hereby:

1.              Negative Obligation

In order to ensure that Party B fulfills the agreements signed with Party A and all of its obligations to Party A, the Shareholder hereby confirms and agrees that Party B will not proceed with any transaction that may substantially affect its assets, business, personnel, obligations, rights or company operations unless a prior written consent has been obtained from Party A or other parties as appointed by Party A, including but not limited to the following:

1.1                      carry out any activities other than in the ordinary course of business of the Company or operate the business of the company in a manner inconsistent with or unusual to its practice;

1.2                      borrow any loans from or incur any indebtedness to any third party;

1.3                      alter or remove any director of the Company or dismiss any senior management of the company;

1.4                      sell to or acquire from or otherwise dispose with any third party of any assets or rights in excess of RMB 200,000, including but not limited to any intellectual property rights;

1.5                      grant to any third parties security over its assets or intellectual property rights or provide any kind of security or create any other encumbrance on the assets of the Company;

1.6                      modify the articles of association or change the company’s business scope;

1.7                      change the ordinary course of business of the company or modify any significant bylaws of the company;

1.8                      transfer the rights and obligations hereunder to any third party;

1.9                      make significant adjustments to its business model, marketing strategy, operating policy or customer relationship;

1.10               distribute bonus and stock dividend in any form; and

1.11               cause the subsidiaries and kindergartens of Party B to pass any significant resolutions regarding the following, including but not limited to: modification of the articles of association and formulation of rules and regulations of subsidiaries or kindergartens, transfer or other disposal of the shares of its subsidiaries; election of directors and establishment of the Board of Directors; election and appointment of president; determination on the spinning-off, consolidation and termination of kindergartens; formulation of development plan for kindergartens, and approval of annual working program of kindergartens; approval of structure of internal organizations of kindergartens; engagement and dismissal of principal of kindergarten; determination of staffing quota and salary standard for teaching and administrative staff of kindergarten; determination of the conclusion of contracts in excess of RMB 1 million; determination on other significant matters of subsidiaries or kindergartens.

2.              Operating Management and Personnel Arrangement

2.1       Party B and the Shareholders hereby agree to accept and abide by the recommendations made by Party A from time to time regarding the appointment and dismissal of the company’s employees, the day-to-day management of the company and the financial management system of the company.

2.2       Party B and the Shareholder hereby agree that the Shareholder will elect the persons designated by Party A as directors of Party B and directors of Party B’s kindergartens in accordance with the laws and regulations and the procedures stipulated in the Articles of Association of the Company, cause the directors so elected to elect the persons designated by Party A as directors of Party B and directors of Party B’s kindergartens, and will delegate the persons designated by Party A to act as general manager, chief financial officer and other senior staff of Party B and principals of its kindergartens.

2.3       If the director or senior staff appointed by Party A has resigned from Party A, whether voluntarily or dismissed by Party A, he or she will be disqualified for any position at Party B and its kindergartens. In each case, the Shareholder will immediately dismiss such persons from any titles as they may hold in Party B and its kindergartens, and promptly elect and engage other persons as may be otherwise appointed by Party A to hold such duties.

2.4       For the purposes of Article 2.3 above, the Shareholder will take all necessary internal and external measures to complete the above dismissal and appointment procedures in accordance with the law, the Articles of Association and the provisions of this Agreement.

2.5       The Shareholder hereby agree, at the time of concluding this Agreement, to enter into a power of attorney as set out in Schedule 1 where the Shareholders will irrevocably authorize the persons designated by Party A to exercise the right of shareholder on its behalf, and exert any and all voting right of shareholder in the name of such Shareholder at Party B’s shareholder meetings. The Shareholder further agree to replace at any time such person(s) as authorized in the foregoing power of attorney upon request of Party A.

3.              Other Agreements

3.1       If any of the agreements between Party A and Party B terminates or expires, Party A shall have the right to decide whether to terminate all agreements between Party A and Party B, including but not limited to the Exclusive Consultation and Service Agreement.

3.2       Considering that Party A and Party B have already established business relationship by virtue of entering into the Exclusive Consultation and Service Agreement, Party B’s daily business activities will have substantial effect on its ability to make corresponding payments to Party A. The Shareholder agree that in respect of any dividends, distributions or any other proceeds or interests (regardless of their particular form) received from Party B in the capacity of Party B’s shareholder, it shall pay or voluntarily transfer to Party A any proceeds or interests immediately at the realization of the same free from any conditions, and provide or take all the documents or actions necessary for realizing such payment or transfer as may be required by Party A.

4.              Entire Agreement and Modification

4.1       This Agreement and all agreements and/or documents as referred to or expressed to be incorporated herein shall constitute entire agreement among the Parties in respect of the subject matters hereunder, and supersede any and all prior agreements, contracts, understandings and communications made by the Parties, oral and written, in respect of such subject matters.

4.2       No modification to this Agreement shall be valid except made in written agreement and signed by the Parties. Any amendment or supplementary agreement made in respect of this Agreement as duly signed by the Parties shall constitute an integral part hereof and have the same legal effect and force herewith.

5.              Governing Law

The signing, validity, performance and interpretation of this Agreement, as well as the resolution of any disputes, are governed by and construed in accordance with the laws of the people’s Republic of China.

6.              Dispute Resolution

6.1       Any dispute arising out of the interpretation and performance of any terms of this

Agreement shall be resolved by the Parties through negotiations. Should such negotiation fail, any party may submit the dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with its arbitration rules then in force. The arbitration is to be held in Beijing in Chinese. The arbitration award shall be final and binding to the Parties.

6.2       As far as permitted under the laws of China, the arbitral tribunal may, in accordance with the terms of this Agreement and applicable laws of China, grant any relief, including provisional and permanent injunction (such as injunctive relief for business conduct or compulsory transfer of assets), specific performance of contractual obligations, remedies for Party B’s equity or assets, and award ruling the liquidation of Party B. To the extent permitted by the laws of China, the Parties may, pending the establishment of the arbitral tribunal, resort to a court of competent jurisdiction for provisional injunctive relief or other temporary remedies in support of the proceeding of arbitration. In this regard, the Parties have reached consensus that the courts of Hong Kong, Cayman Islands and China, as well as the courts seated at the place where the principal assets of Party A or Party B are located, shall be deemed having jurisdiction.

6.3       If there is any dispute arising from construction and performance of this Agreement or under arbitration, the Parties shall, except regarding any matters under dispute, continue in good faith with their respective performance pursuant to the provisions hereof.

7.              Notification

7.1            Any notices by the Parties in respect of the fulfilment of the rights and obligations hereunder shall be made in writing, and sent by hand delivery, registered mail, postage prepaid mail, recognized courier service, or facsimile to the address of the party concerned or the Parties as listed herein below. Such notice is deemed to be duly served:

7.1.1  if by hand delivery, registered mail, postage prepaid mail or recognized courier service, on the day when such notice is received or rejected at the address prescribed therefore.

7.1.2  if through facsimile, on the day when the facsimile is successfully transmitted (evidenced by the transmission confirmation message automatically generated);

7.1.3  if via email, on the day when the email has been served to the system specified by the addressee.

7.2            The addresses of the Parties for the purpose notice are listed as below:

Party A:	Beijing RYB Technology Development Co., Ltd.
Address:	Suite 268, No.1 Building, No.8 Hangfeng road, Science City, Fengtai district, Beijing, China.
Fax:	+86-10-87675752
Tel.:	+86-10-87675752
Attn:	Fang Xin

Party B:	Beijing RYB Children Education Technology Development Co., Ltd.
Address:	F1-1, 4/F., No.29 building, Zone 1, fangguyuan, Fangzhuang, Fengtai District, Beijing, China
Fax:	+86-10-67638809
Tel.:	+86-10-87675611
Attn:	Chen Menglu

Party C:	please refer to the name list attached hereto as Schedule 2

7.3            Any party may, at any time, notify the other party of any changes to its address for receiving notice according to this Article.

8.              Effectiveness, Term and Miscellaneous

8.1       For the purpose of this Agreement, any written consent, proposal, designation and other decisions which involve Party A and have significant effect to daily operations of Party B shall be made by Party A’s Board of Directors.

8.2       This Agreement has been executed by the Parties on and shall be effective from the date as indicated first above. The Business Operation Agreement concluded by and among the Parties on September 19, 2011 shall automatically terminate. This Agreement shall remain effective for a period of ten years as from the execution unless it is early terminated by Party A. If, before the expiry of this Agreement, Party A requires any extension of such term, the Parties shall do so by entering into a new Business Operation Agreement or continuing with the performance hereunder.

8.3       Neither Party B nor the Shareholders may, during the term hereof, terminate this Agreement in advance. Party A may terminate or rescind this Agreement at any time by way of giving Party B a written notice of thirty (30) days.

8.4       The Parties hereby acknowledge that this Agreement represents a fair and reasonable agreement entered into on the basis of equality and mutual benefit. In the event that any terms and provisions of this Agreement is deemed as valid or unenforceable under applicable laws, such terms and provisions shall be deemed as have been removed from this Agreement, provided that the remaining terms of this Agreement shall remain as effective as if no such invalid provisions had been contained from the beginning. The Parties shall consult with each other and replace the terms that are deemed to have been deleted by mutually acceptable, valid and effective provisions.

8.5       Failure of any party to exercise any of its rights, powers or privileges hereunder shall not be deemed as a waiver. No single or partial exercise of any rights, powers or privileges hereunder shall preclude the exercising of any other rights, powers or privileges.

8.6       Each member of Party C undertakes that the terms of this Agreement shall remain legally binding on Party C, no matter any changes shall occur hereafter in respect of the Parties’ shareholding in Party B, and the provisions of this Agreement shall apply to all of Party B’s shares as then held by Party C.

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed by their respective authorized representatives on the date first above written.

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[Signature Page, No Text Below]

Party A: Beijing RYB Technology Development Co., Ltd.

Authorized Representative: /s/Cao Chimin

(Company chop: /s/Beijing RYB Technology Development Co., Ltd.)

[Signature Page, No Text Below]

Party B: Beijing RYB Children Education Technology Development Co., Ltd.

Authorized Representative: /s/Shi Yanlai

(Company chop: /s/ Beijing RYB Children Education Technology Development Co., Ltd.)

[Signature Page, No Text Below]

Party C: /s/Zhou Haiying

/s/Cao Chimin

/s/Shi Yanlai

/s/Hu Wen

/s/Han Xia

/s/Yang Meng

/s/Zhong Manwei

/s/Ma Ling

/s/Jiang Jianchuan

/s/Yuan Junzhi

/s/Li Shixin

/s/Lin Yuhua

/s/Gao Shouyan

/s/Tang Ning

/s/Han Yuzheng

/s/Si Yujiu

/s/Shi Xiaodan

/s/Cao Hongmei

/s/Chen Yongchun

/s/Li Yunjie

/s/Zhang Yunli

/s/Cao Anya

/s/Xue Chunxia

/s/Yao Lan

/s/Sun Yanbing

/s/Zhang Miao

/s/Cai Weijuan

/s/Cao Anyu

/s/Jia Chunhong

Schedule 1: Power of Attorney

Schedule 2: Name list of Party C

No.	Shareholder(s)	ID Card Number	Address	Equity Proportion
1	Zhou Haiying	###############		49.0000%
2	Cao Chimin	###############		28.1810%
3	Shi Yanlai	###############		14.5904%
4	Hu Wen	###############		2.7489%
5	Han Xia	###############		0.7167%
6	Yang Meng	###############		0.7363%
7	Zhong Manwei	###############		0.7069%
8	Ma Ling	###############		0.0563%
9	Jiang Jianchuan	###############		0.2160%
10	Yuan Junzhi	###############		0.5501%
11	Li Shixin	###############		0.4064%
12	Lin Yuhua	###############		0.0982%
13	Gao Shouyan	###############		0.0589%
14	Tang Ning	###############		0.2549%
15	Han Yuzheng	###############		0.1885%
16	Si Yujiu	###############		0.1766%
17	Shi Xiaodan	###############		0.1766%
18	Cao Hongmei	###############		0.1532%
19	Chen Yongchun	###############		0.1532%
20	Li Yunjie	###############		0.1178%
21	Zhang Yunli	###############		0.0884%
22	Cao Anya	###############		0.0766%
23	Xue Chunxia	###############		0.0766%
24	Yao Lan	###############		0.0589%
25	Sun Yanbing	###############		0.0589%
26	Zhang Miao	###############		0.0589%
27	Cai Weijuan	###############		0.0589%
28	Cao Anyu	###############		0.0589%
29	Jia Chunhong	###############		0.0589%